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                                                                  Exhibit 32.2

                                 CERTIFICATION

     I, Alan Schwartz, Chief Financial Officer of MTM Technologies, Inc. (the "Company"), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Annual Report on Form 10-K of the Company for the year ended March 31, 2004, which this certification accompanies (the "Periodic Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 29, 2004


                                                   /s/ Alan Schwartz
                                         ---------------------------------------
                                                      Alan Schwartz
                                                 Chief Financial Officer